EXHIBIT
4.1


                                                                  VOLU-SOL,
INC.

Number
_____
                                         ________ Shares

                                                           of Common Stock,

                                                           $.0001 par value

                                                           per share


Incorporated Under
                                                                       The
Laws of the
                                                                         State
of Utah




THIS CERTIFIES THAT
_____________________________________________________________ is the
recordholder of ____________ (________) fully paid and non-assessable shares of Common Stock of Volu-Sol, Inc. (the "Corporation"), transferable only on the share register of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned for transfer.

A full statement of all of the voting powers, designations, preferences, limitations, restrictions and relative rights granted to or imposed upon the respective classes and/or series of shares of stock of the Corporation and the qualifications, limitations and restrictions of such rights may be obtained by any shareholder upon request at the principal office of the Corporation, and the Corporation will furnish such shareholder, without charge, a copy of such statement.

WITNESS the signatures of its duly authorized officers.

DATED:  _______________, 1997


________________________________
____________________________________           _____________,
Secretary
________________,  President

     FOR VALUE RECEIVED, ____________________hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
the Shares
represented by the within Certificate, and does hereby irrevocably constitute and appoint______________________________ attorney to transfer said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: _______________________________

In Presence

of _______________________


____________________________________
                                     (Shareholder)



____________________________________
                                     (Shareholder)
NOTICE: THE SIGNATURES ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.